EXHIBIT 32
                                                                    ----------


          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
        OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission by Millstream Acquisition Corporation (the "Company") on the date hereof, Arthur Spector, the Chief Executive Officer of the Company, and Lynda R. Guinan, the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted:

1. The Company's Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Periodic Report"), to which this Certification is attached as Exhibit 32, fully complies with the requirements of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company.



Dated: February 13, 2004

                                                  /s/ Arthur Spector
                                                  ------------------------------
                                                  Arthur Spector
                                                  Chief Executive Officer


                                                  /s/ Lynda R. Guinan
                                                  ------------------------------
                                                  Lynda R. Guinan
                                                  Chief Financial Officer



This certification accompanies the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.